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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                            -------------------------

       Date of Report (Date of earliest event reported): December 22, 2005

                          MERRILL LYNCH DEPOSITOR, INC.
                     (ON BEHALF OF PPLUS TRUST SERIES HTZ-1)
             (Exact name of registrant as specified in its charter)

        DELAWARE                   001-31685                13-3891329
    (State or other              (Commission            (I. R. S. Employer
    jurisdiction  of              File Number)          Identification No.)
     incorporation)

                WORLD FINANCIAL CENTER,                       10080
                  NEW YORK,  NEW YORK                       (Zip Code)
                 (Address of principal
                  executive offices)

                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


SECTION 1.        REGISTRANT'S BUSINESS AND OPERATIONS

                  Not applicable.

SECTION 2.        FINANCIAL INFORMATION

                  Not applicable.

SECTION 3.        SECURITIES AND TRADING MARKETS

                  Not applicable.

SECTION 4.        MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

                  Not applicable.

SECTION 5.        CORPORATE GOVERNANCE AND MANAGEMENT

                  Not applicable.

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SECTION 6.        [RESERVED]

SECTION 7.        REGULATION FD

                  Not applicable.

SECTION 8.        OTHER EVENTS

         ITEM 8.01         OTHER EVENTS

                  Exercise of all of the outstanding call warrants relating to the PPLUS Trust Certificates Series HTZ-1 (the "Trust Certificates"), at an exercise price (the "Exercise Price") of US$25.00 per Trust Certificate plus accrued and unpaid distributions to December 22, 2005 (the "Deemed Exercise Date") and participation by the exercising holders of call warrants in a tender offer (the "Tender Offer") for 7.00% Senior Notes due 2028 issued by The Hertz Corporation.

                  Distribution on December 22, 2005 of the Exercise Price to the holders of Trust Certificates called pursuant to the exercise of the call warrants.

                                    For information with respect to the
                           underlying securities held by PPLUS Trust Series HTZ-1, please refer to The Hertz Corporation's (Commission file number 001-07541) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer has filed electronically with the SEC.
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                                    Although we have no reason to believe the
                           information concerning the underlying securities or the underlying securities issuer contained in the underlying securities issuer's Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer (including, without limitation, no investigation as to its financial condition or creditworthiness) or of the underlying securities has been made. You should obtain and evaluate the same information concerning the underlying securities issuer as you would obtain and evaluate if you were investing directly in the underlying securities or in other securities issued by the underlying securities issuer. There can be no assurance that events affecting the underlying securities or the underlying securities issuer have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

SECTION 9.        FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS


                  (a) Financial statements of business acquired.

                      Not Applicable.

                  (b) Pro forma financial information.

                      Not Applicable.

                  (c) Exhibits.

                      99.1 Trustee's report in respect of the December 22, 2005 distribution to holders of the PPLUS Trust Certificates Series HTZ-1.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date: December 29, 2005
                                           MERRILL LYNCH DEPOSITOR, INC.
                                           By:    /s/ Zvi Gillon
                                                 ---------------------------
                                           Name:  Zvi Gillon
                                           Title: Vice President

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                                  EXHIBIT INDEX


                  99.1 Trustee's report in respect of the December 22, 2005 distribution to holders of the PPLUS Trust Certificates Series HTZ-1.